UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 24, 2014

California Resources Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10889 Wilshire Blvd. Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 848-4754

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Spin-Off Agreements

In connection with the previously announced spin-off (the “Spin-Off”) of Occidental Petroleum Corporation’s (“Occidental”) California oil and gas operations and related assets through the distribution of approximately 80.5% of all outstanding shares of common stock of California Resources Corporation (“CRC”) to the holders of Occidental common stock (the “Distribution”), CRC entered into several agreements with Occidental on November 25, 2014 that govern the Spin-Off and the relationship of the parties following the Spin-Off, including the following:

•                  Separation and Distribution Agreement;

•                  Stockholder’s and Registration Rights Agreement;

•                  Tax Sharing Agreement;

•                  Employee Matters Agreement;

•                  Transition Services Agreement;

•                  Area of Mutual Interest Agreement;

•                  Confidentiality and Trade Secret Protection Agreement; and

•                  Intellectual Property License Agreement.

We refer to these agreements collectively as the “Operative Agreements.”

Each of the Operative Agreements, other than the Separation and Distribution Agreement, was effective as of 11:59 PM ET on November 30, 2014, the effective time of the Spin-Off. A summary of certain material features of the Operative Agreements can be found in the section entitled “Arrangements Between Occidental and Our Company” in the Information Statement (the “Information Statement”) attached as Exhibit 99.1 to CRC’s Registration Statement on Form 10, initially filed with the Securities and Exchange Commission (the “SEC”) on June 5, 2014, as amended, and declared effective on October 16, 2014 (the “Registration Statement”), and is incorporated herein by reference. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Stockholder’s and Registration Rights Agreement, Tax Sharing Agreement, Employee Matters Agreement, Transition Services Agreement, Area of Mutual Interest Agreement, Confidentiality and Trade Secret Protection Agreement and Intellectual Property License Agreement, attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, each of which is incorporated herein by reference.

Relationships

As more fully described in the section entitled “Arrangements Between Occidental and Our Company” in the Information Statement,” CRC entered into the Operative Agreements with Occidental in the context of CRC’s relationship as a wholly-owned subsidiary of Occidental.  As a result of the Spin-Off, Occidental now owns 71.5 million shares of CRC’s common stock. Pursuant to the Stockholder’s and Registration Rights Agreement, Occidental will grant CRC a proxy to vote the shares of CRC’s common stock that Occidental retains immediately after the Distribution in proportion to the votes cast by CRC’s other stockholders. This proxy, however, will be automatically revoked as to a particular share upon any transfer of such share from Occidental to a person other than Occidental, and neither the voting agreement nor the proxy will limit or prohibit any transfer.

Indemnification Agreement

Effective as of December 1, 2014, in connection with the completion of the Spin-Off, CRC entered into indemnification agreements with each of CRC’s directors and officers (the “Indemnification Agreements”). These agreements require CRC to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to CRC, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Indemnification Agreements were entered into with the following directors and officers of CRC: William E. Albrecht, Robert A. Barnes, Justin A. Gannon, Ronald L. Havner, Shawn M. Kerns, Frank E. Komin, Harold M. Korell, Richard W. Moncrief, Roy Pineci, Avedick B. Poladian, Michael L. Preston, Robert V. Sinnott, Timothy J. Sloan, Marshall D. Smith, Todd A. Stevens, Charles F. Weiss and Darren Williams.

The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreements, a form of which is filed as Exhibit 10.14 to the Registration Statement and incorporated in this Item 1.01 by reference.

Item 5.01                   Changes in Control of Registrant.

CRC was a 100% owned subsidiary of Occidental immediately prior to the Distribution.  On November 30, 2014, Occidental completed the distribution of approximately 80.5% of the outstanding shares of CRC common stock to holders of Occidental common stock on the record date of November 17, 2014. Record holders of Occidental common stock received 0.4 shares of CRC common stock for every one share of Occidental common stock.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 5.01 by reference.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) At the time the Registration Statement was declared effective on October 16, 2014, the Board of Directors of CRC (the “Board”) consisted of William E. Albrecht, Avedick B. Poladian and Todd A. Stevens. Effective December 1, 2014, the Board increased the size of the Board from three members to nine members and, to fill the resulting vacancies, appointed Justin A. Gannon, Ronald L. Havner, Harold M. Korell, Richard W. Moncrief, Robert V. Sinnott and Timothy J. Sloan as directors. Messrs. Gannon, Poladian and Sloan have been designated as Class I directors; Messrs. Havner, Korell and Sinnott have been designated as Class II directors; and Messrs. Albrecht, Moncrief and Stevens have been designated as Class III directors.

The biographies of each of Messrs. Albrecht, Gannon, Havner, Korell, Moncrief, Poladian, Sinnott and Stevens can be found in the section entitled “Management” in the Information Statement. The biography of Mr. Sloan can be found in the Current Report on Form 8-K, filed on November 18, 2014 with the SEC.

Effective December 1, 2014, Mr. Poladian resigned as a member of the Audit Committee, and the Board appointed (i) Messrs. Gannon, Havner and Moncrief to the Audit Committee, (ii) Messrs. Korell, Sloan and Gannon to the Compensation Committee, (iii) Messrs. Sinnott, Korell and Poladian to the Nominating & Governance Committee and (iv) Messrs. Moncrief, Havner, Sloan and Poladian to the Health, Safety and Environmental Committee.

The Board has determined that each of Messrs. Gannon, Havner, Korell, Moncrief, Poladian, Sinnott and Sloan qualify as independent directors under the director independence standards set forth in the rules and regulations of the SEC and the applicable listing standards of the New York Stock Exchange (“NYSE”) and that each of Messrs. Gannon, Havner and Moncrief satisfy the financial literacy and other requirements for audit committee members under the rules and regulations of the SEC and applicable NYSE Rules. The Board also determined that Mr. Gannon is an audit committee financial expert under the rules and regulations of the SEC and applicable NYSE Rules.

(e) Long-Term Incentive Plan

On November 17, 2014, certain immaterial administrative changes were made to the California Resources Corporation Long-Term Incentive Plan (the “LTIP”). A summary of certain material features of the LTIP can be found in the section entitled “CRC Long-Term Incentive Plan” in the Information Statement, and is incorporated herein by reference.  In addition, a copy of the LTIP was previously filed as Exhibit 4.3 to the Registration Statement on Form S-8, filed with the SEC on November 26, 2014, and is also incorporated herein by reference.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Spin-Off, effective November 24, 2014, CRC amended and restated its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) and bylaws (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws can be found in the section entitled “Description of Capital Stock” in the Information Statement, which description is incorporated herein by reference.

The description is qualified in its entirety by reference to CRC’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, each of which is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)     Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
	Name:	Roy Pineci
	Title:	Executive Vice President—Finance

DATED: December 1, 2014

EXHIBIT INDEX

Exhibit No.	Description
2.1	Separation and Distribution Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

3.1

Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 4.1 to California Resources Corporation’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on November 26, 2014).

3.2

Amended and Restated Bylaws (incorporated by reference to Exhibit 4.2 to California Resources Corporation’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on November 26, 2014).

10.1	Stockholder’s and Registration Rights Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

10.2	Tax Sharing Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

10.3	Employee Matters Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

10.4	Transition Services Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014.

10.5	Area of Mutual Interest Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014

10.6	Confidentiality and Trade Secret Protection Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014

10.7	Intellectual Property License Agreement by and between Occidental Petroleum Corporation and California Resources Corporation, dated November 25, 2014